EXHIBIT 23
                                    MAXXAM INC.

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



               As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-22436.





     ARTHUR ANDERSEN & CO.


     Houston, Texas
     March 25, 1994